Exhibit 99.3

17.  GUARANTOR FINANCIAL STATEMENTS:

In connection with a proposed issuance of debt securities by Rockwood Specialties Group, Inc., an indirect wholly owned subsidiary of the Company, (“RSGI”) it is anticipated that the parent company of the Company (the “Parent Company”) and certain of its wholly owned domestic subsidiaries (“Guarantor Subsidiaries”) will jointly, fully, severally and unconditionally guarantee such debt securities. The following presents the consolidating financial information separately for:

•                  Parent Company,

•                  Rockwood Specialties Consolidated, Inc. (RSCI) and Rockwood Specialties International, Inc. (RSII), non-guarantor subsidiaries of the Parent Company that directly or indirectly own 100% of the interest in RSGI.

•                  RSGI, the issuer of the guaranteed obligations;

•                  Guarantor Subsidiaries, on a combined basis;

•                  Non-guarantor subsidiaries, on a combined basis;

•                  Consolidating entries and eliminations representing adjustments to (a) eliminate intercompany transactions between or among the Parent Company, RSGI, the Guarantor Subsidiaries and the non-guarantor subsidiaries,(b) eliminate the investments in subsidiaries and (c) record consolidating entries; and

•                  Parent Company and its subsidiaries on a consolidated basis.

Each entity in the consolidating financial information follows the same accounting policies as described in the consolidated financial statements.

The Parent Company Guarantor, Issuer and Guarantor Subsidiaries are parties to cash concentration accounts to maximize the availability of cash for use for general corporate and operating purposes.  Cash balances are frequently swept from the accounts of the entities who are party to the arrangement into the concentration account.  For the purpose of the cash concentration, there are no restrictions on the movement of cash between the Parent Company Guarantor, the Issuer and the Guarantor Subsidiaries.

The following tables present the Company’s consolidating statement of operations and comprehensive income for the three and six months ended June 30, 2012, cash flows for the six months ended June 30, 2012 and 2011 and the Company’s consolidating balance sheet as of June 30, 2012 and December 31, 2011.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2012

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$—	$—	$—	$203.4	$759.8	$(57.6)	$905.6
Cost of products sold	—	—	—	—	148.0	494.9	(57.6)	585.3
Gross profit	—	—	—	—	55.4	264.9	—	320.3
Selling, general and administrative expenses	—	—	—	—	40.1	127.4	—	167.5
Restructuring and other severance costs	—	—	—	—	1.2	2.5	—	3.7
Operating income	—	—	—	—	14.1	135.0	—	149.1
Other income (expenses), net:
Intergroup interest, net	—	—	—	15.0	(3.1)	(11.9)	—	—
Interest expense, net	—	—	—	(9.9)	(0.2)	(4.8)	—	(14.9)
Loss on early extinguishment/modification of debt	—	—	—	—	—	(2.7)	—	(2.7)
Intergroup other, net	—	—	—	—	6.4	(6.4)	—	—
Foreign exchange loss on financing activities, net	—	—	—	(4.4)	(0.2)	(2.1)	—	(6.7)
Other, net	—	—	—	—	—	0.1	—	0.1
Other income (expenses), net	—	—	—	0.7	2.9	(27.8)	—	(24.2)
Income from continuing operations before taxes	—	—	—	0.7	17.0	107.2	—	124.9
Income tax (benefit) provision	—	—	—	(138.8)	0.8	29.2	—	(108.8)
Income from continuing operations	—	—	—	139.5	16.2	78.0	—	233.7
Equity in undistributed earnings of subsidiaries	224.9	224.9	224.9	85.4	19.8	—	(779.9)	—
Net income	224.9	224.9	224.9	224.9	36.0	78.0	(779.9)	233.7
Net income attributable to the noncontrolling interest	—	—	—	—	—	(8.8)	—	(8.8)
Net income attributable to Rockwood Holdings, Inc.	$224.9	$224.9	$224.9	$224.9	$36.0	$69.2	$(779.9)	$224.9

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

THREE MONTHS ENDED JUNE 30, 2012

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net income	$224.9	$224.9	$224.9	$224.9	$36.0	$78.0	$(779.9)	$233.7

Other comprehensive loss	(79.8)	(79.8)	(79.8)	(81.5)	(0.6)	(49.1)	282.1	(88.5)

Comprehensive income	145.1	145.1	145.1	143.4	35.4	28.9	(497.8)	145.2
Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	(0.1)	—	(0.1)
Comprehensive income attributable to Rockwood Holdings, Inc.	$145.1	$145.1	$145.1	$143.4	$35.4	$28.8	$(497.8)	$145.1

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2011

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$—	$—	$—	$195.7	$860.2	$(55.9)	$1,000.0
Cost of products sold	—	—	—	—	141.4	568.9	(55.9)	654.4
Gross profit	—	—	—	—	54.3	291.3	—	345.6
Selling, general and administrative expenses	—	—	—	0.1	45.1	136.2	—	181.4
Restructuring and other severance costs	—	—	—	—	0.1	3.9	—	4.0
Operating (loss) income	—	—	—	(0.1)	9.1	151.2	—	160.2
Other income (expenses), net:
Intergroup interest, net	—	—	—	20.8	(4.2)	(16.6)	—	—
Interest expense, net	—	—	—	(18.7)	(0.4)	(5.6)	—	(24.7)
Loss on early extinguishment/modification of debt	—	—	—	(0.3)	—	—	—	(0.3)
Intergroup other, net	—	—	—	—	12.1	(12.1)	—	—
Foreign exchange gain on financing activities, net	—	—	—	0.9	0.1	1.2	—	2.2
Other, net	—	—	—	—	—	(0.1)	—	(0.1)
Other income (expenses), net	—	—	—	2.7	7.6	(33.2)	—	(22.9)
Income from continuing operations before taxes	—	—	—	2.6	16.7	118.0	—	137.3
Income tax provision	—	—	—	1.1	1.7	35.0	—	37.8
Income from continuing operations	—	—	—	1.5	15.0	83.0	—	99.5
Income from discontinued operations, net of tax	—	—	—	5.6	—	—	—	5.6
Equity in undistributed earnings of subsidiaries	94.5	94.5	94.5	87.4	15.3	—	(386.2)	—
Net income	94.5	94.5	94.5	94.5	30.3	83.0	(386.2)	105.1
Net income attributable to the noncontrolling interest	—	—	—	—	—	(10.6)	—	(10.6)
Net income attributable to Rockwood Holdings, Inc.	$94.5	$94.5	$94.5	$94.5	$30.3	$72.4	$(386.2)	$94.5

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

THREE MONTHS ENDED JUNE 30, 2011

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net income	$94.5	$94.5	$94.5	$94.5	$30.3	$83.0	$(386.2)	$105.1

Other comprehensive income	35.5	35.5	35.5	35.5	0.2	21.1	(124.4)	38.9

Comprehensive income	130.0	130.0	130.0	130.0	30.5	104.1	(510.6)	144.0
Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	(14.0)	—	(14.0)
Comprehensive income attributable to Rockwood Holdings, Inc.	$130.0	$130.0	$130.0	$130.0	$30.5	$90.1	$(510.6)	$130.0

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$—	$—	$—	$405.7	$1,528.5	$(119.1)	$1,815.1
Cost of products sold	—	—	—	—	293.7	977.4	(119.1)	1,152.0
Gross profit	—	—	—	—	112.0	551.1	—	663.1
Selling, general and administrative expenses	—	—	—	0.3	83.8	260.5	—	344.6
Restructuring and other severance costs	—	—	—	—	2.9	15.0	—	17.9
Operating (loss) income	—	—	—	(0.3)	25.3	275.6	—	300.6
Other income (expenses), net:
Intergroup interest, net	—	—	—	33.7	(7.1)	(26.6)	—	—
Interest expense, net	—	—	—	(27.5)	(0.2)	(7.7)	—	(35.4)
Loss on early extinguishment/modification of debt	—	—	—	(0.3)	(3.4)	(8.7)	—	(12.4)
Intergroup other, net	—	—	—	—	15.7	(15.7)	—	—
Foreign exchange loss on financing activities, net	—	—	—	(4.4)	(0.4)	(2.9)	—	(7.7)
Other, net	—	—	—	—	—	0.1	—	0.1
Other income (expenses), net	—	—	—	1.5	4.6	(61.5)	—	(55.4)
Income from continuing operations before taxes	—	—	—	1.2	29.9	214.1	—	245.2
Income tax (benefit) provision	—	—	—	(138.6)	2.1	58.3	—	(78.2)
Income from continuing operations	—	—	—	139.8	27.8	155.8	—	323.4
Equity in undistributed earnings of subsidiaries	300.7	300.7	300.7	160.9	28.5	—	(1,091.5)	—
Net income	300.7	300.7	300.7	300.7	56.3	155.8	(1,091.5)	323.4
Net income attributable to the noncontrolling interest	—	—	—	—	—	(22.7)	—	(22.7)
Net income attributable to Rockwood Holdings, Inc.	$300.7	$300.7	$300.7	$300.7	$56.3	$133.1	$(1,091.5)	$300.7

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

SIX MONTHS ENDED JUNE 30, 2012

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net income	$300.7	$300.7	$300.7	$300.7	$56.3	$155.8	$(1,091.5)	$323.4

Other comprehensive (loss) income	(31.0)	(31.0)	(31.0)	(32.7)	0.1	(123.7)	214.0	(35.3)

Comprehensive income	269.7	269.7	269.7	268.0	56.4	32.1	(877.5)	288.1
Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	(18.4)	—	(18.4)
Comprehensive income attributable to Rockwood Holdings, Inc.	$269.7	$269.7	$269.7	$268.0	$56.4	$13.7	$(877.5)	$269.7

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2011

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarnator	Non-Guarnator		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$—	$—	$—	$377.9	$1,642.7	$(106.6)	$1,914.0
Cost of products sold	—	—	—	—	276.7	1,077.2	(106.6)	1,247.3
Gross profit	—	—	—	—	101.2	565.5	—	666.7
Selling, general and administrative expenses	—	—	—	0.1	89.1	272.9		362.1
Restructuring and other severance costs	—	—	—	—	0.6	4.4		5.0
Operating (loss) income	—	—	—	(0.1)	11.5	288.2	—	299.6
Other income (expenses), net:
Intergroup interest, net	—	—	—	46.4	(9.3)	(37.1)	—	—
Interest expense, net	—	—	—	(41.0)	(0.7)	(6.0)	—	(47.7)
Loss on early extinguishment/modification of debt	—	—	—	(1.3)	(4.9)	(10.3)	—	(16.5)
Intergroup other, net	—	—	—	113.0	(96.8)	(16.2)	—	—
Foreign exchange gain (loss) on financing activities, net	—	—	—	4.6	—	(0.4)	—	4.2
Other, net	—	—	—	—	—	(0.1)	—	(0.1)
Other income (expenses), net	—	—	—	121.7	(111.7)	(70.1)	—	(60.1)
Income (loss) from continuing operations before taxes	—	—	—	121.6	(100.2)	218.1	—	239.5
Income tax provision	—	—	—	0.4	2.7	63.5		66.6
Income (loss) from continuing operations	—	—	—	121.2	(102.9)	154.6	—	172.9
Income (loss) from discontinued operations, net of tax	—	—	—	46.5	129.2	(55.4)	—	120.3
Equity in undistributed earnings of subsidiaries	272.5	272.5	272.5	104.8	27.3	—	(949.6)	—
Net income	272.5	272.5	272.5	272.5	53.6	99.2	(949.6)	293.2
Net income attributable to the noncontrolling interest	—	—	—	—	—	(20.7)		(20.7)
Net income attributable to Rockwood Holdings, Inc.	$272.5	$272.5	$272.5	$272.5	$53.6	$78.5	$(949.6)	$272.5

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

SIX MONTHS ENDED JUNE 30, 2011

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net income	$272.5	$272.5	$272.5	$272.5	$53.6	$99.2	$(949.6)	$293.2

Other comprehensive income	94.3	94.3	94.3	94.3	(1.2)	53.2	(323.1)	106.1

Comprehensive income	366.8	366.8	366.8	366.8	52.4	152.4	(1,272.7)	399.3
Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	(32.5)	—	(32.5)
Comprehensive income attributable to Rockwood Holdings, Inc.	$366.8	$366.8	$366.8	$366.8	$52.4	$119.9	$(1,272.7)	$366.8

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

JUNE 30, 2012

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor	Eliminations/
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$48.6	$—	$—	$—	$322.5	$318.1	$(345.8)	$343.4
Accounts receivable, net	—	—	—	—	94.2	438.0	—	532.2
Inventories	—	—	—	—	146.0	617.1	—	763.1
Deferred income taxes	—	—	—	—	4.2	10.2	(0.6)	13.8
Prepaid expenses and other current assets	—	—	—	0.1	8.9	55.1	—	64.1
Total current assets	48.6	—	—	0.1	575.8	1,438.5	(346.4)	1,716.6
Property, plant and equipment, net	—	—	—	—	277.0	1,340.4	—	1,617.4
Investment in subsidiary	1,556.3	1,556.3	1,556.3	1,171.8	417.3	—	(6,258.0)	—
Goodwill	—	—	—	—	17.1	813.5	—	830.6
Intergroup receivable	52.2	—	—	1,472.7	153.3	124.7	(1,802.9)	—
Other intangible assets, net	—	—	—	—	61.2	401.0	—	462.2
Deferred financing costs, net	—	—	—	0.6	6.4	29.4	—	36.4
Deferred income taxes	—	—	—	122.6	8.5	24.1	—	155.2
Other assets	—	—	—	—	0.6	51.2	—	51.8
Total assets	$1,657.1	$1,556.3	$1,556.3	$2,767.8	$1,517.2	4,222.8	$(8,407.3)	$4,870.2
LIABILITIES
Current liabilities:
Accounts payable	$—	$—	$—	$—	$33.0	180.7	$—	$213.7
Income taxes payable	—	—	—	—	0.4	67.7	—	68.1
Accrued compensation	—	—	—	—	14.9	94.9	—	109.8
Accrued expenses and other current liabilities	27.2	—	—	5.5	27.6	93.5	—	153.8
Deferred income taxes	—	—	—	0.6	—	3.7	(0.6)	3.7
Long-term debt, current portion	—	—	—	34.7	—	53.6	—	88.3
Total current liabilities	27.2	—	—	40.8	75.9	494.1	(0.6)	637.4
Long-term debt	—	—	—	1,156.8	—	521.7	—	1,678.5
Pension and related liabilities	—	—	—	—	21.2	426.6	—	447.8
Intergroup payable	—	—	—	2.1	1,161.8	984.8	(2,148.7)	—
Deferred income taxes	—	—	—	—	—	93.1	—	93.1
Other liabilities	—	—	—	11.8	27.7	70.9	—	110.4
Total liabilities	27.2	—	—	1,211.5	1,286.6	2,591.2	(2,149.3)	2,967.2
Restricted stock units	19.7	—	—	—	—	—	—	19.7
EQUITY
Rockwood Holdings, Inc. stockholders’ equity:
Common stock	0.8	—	—	—	190.6	164.7	(355.3)	0.8
Paid-in capital	1,230.5	1,146.6	1,060.2	1,044.0	503.9	577.5	(4,332.2)	1,230.5
Accumulated other comprehensive (loss) income	(20.9)	(20.3)	(19.7)	(19.6)	4.0	1.8	53.8	(20.9)
Retained earnings (deficit)	401.2	430.0	515.8	531.9	(467.9)	614.5	(1,624.3)	401.2
Treasury stock, at cost	(1.4)	—	—	—	—	—	—	(1.4)
Total Rockwood Holdings, Inc. stockholders’ equity	1,610.2	1,556.3	1,556.3	1,556.3	230.6	1,358.5	(6,258.0)	1,610.2
Noncontrolling interest	—	—	—	—	—	273.1	—	273.1
Total equity	1,610.2	1,556.3	1,556.3	1,556.3	230.6	1,631.6	(6,258.0)	1,883.3
Total liabilities and equity	$1,657.1	$1,556.3	$1,556.3	$2,767.8	$1,517.2	$4,222.8	$(8,407.3)	$4,870.2

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2011

(Dollars in millions)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor	Eliminations/
(Dollars in millions)	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$42.7	$—	$—	$—	$234.5	$298.1	$(253.8)	$321.5
Accounts receivable, net	—	—	—	—	81.5	372.6	—	454.1
Inventories	—	—	—	—	134.6	539.7	—	674.3
Deferred income taxes	—	—	—	—	4.0	9.1	(2.9)	10.2
Prepaid expenses and other current assets	—	—	—	—	4.5	70.6	—	75.1
Total current assets	42.7	—	—	—	459.1	1,290.1	(256.7)	1,535.2
Property, plant and equipment, net	—	—	—	—	258.1	1,360.4	—	1,618.5
Investment in subsidiary	1,286.5	1,286.5	1,288.3	1,024.5	388.6	—	(5,274.4)	—
Goodwill	—	—	—	—	17.1	832.5	—	849.6
Intergroup receivable	45.0	—	—	1,684.8	163.9	159.1	(2,052.8)	—
Other intangible assets, net	—	—	—	—	66.4	443.3	—	509.7
Deferred financing costs, net	—	—	—	1.0	3.3	10.0	—	14.3
Deferred income taxes	—	—	—	—	8.7	19.3	(8.7)	19.3
Other assets	—	—	—	—	0.9	40.1	—	41.0
Total assets	$1,374.2	$1,286.5	$1,288.3	$2,710.3	$1,366.1	$4,154.8	$(7,592.6)	$4,587.6
LIABILITIES
Current liabilities:
Accounts payable	$—	$—	$—	$—	$57.3	$191.8	$—	$249.1
Income taxes payable	—	—	—	—	0.1	45.7	—	45.8
Accrued compensation	—	—	—	—	40.6	120.8	—	161.4
Accrued expenses and other current liabilities	—	—	—	10.4	26.6	92.6	—	129.6
Deferred income taxes	—	—	—	2.9	—	3.8	(2.9)	3.8
Long-term debt, current portion	—	—	—	195.7	—	54.8	—	250.5
Total current liabilities	—	—	—	209.0	124.6	509.5	(2.9)	840.2
Long-term debt	—	—	—	1,174.2	—	263.0	—	1,437.2
Pension and related liabilities	—	—	—	—	20.9	429.8	—	450.7
Intergroup payable	—	—	—	15.6	1,024.4	1,266.6	(2,306.6)	—
Deferred income taxes	—	—	—	13.6	—	81.6	(8.7)	86.5
Other liabilities	—	—	1.8	9.6	24.4	64.8	—	100.6
Total liabilities	—	—	1.8	1,422.0	1,194.3	2,615.3	(2,318.2)	2,915.2
Restricted stock units	14.0	—	—	—	—	—	—	14.0
EQUITY
Rockwood Holdings, Inc. stockholders’ equity:
Common stock	0.8	—	—	—	190.6	164.7	(355.3)	0.8
Paid-in capital	1,222.2	1,146.5	1,060.1	1,044.0	501.5	552.3	(4,304.4)	1,222.2
Accumulated other comprehensive income	10.1	10.7	11.3	13.1	3.9	121.2	(160.2)	10.1
Retained earnings (deficit)	128.5	129.3	215.1	231.2	(524.2)	403.1	(454.5)	128.5
Treasury Stock, at cost	(1.4)	—	—	—	—	—	—	(1.4)
Total Rockwood Holdings, Inc. stockholders’ equity	1,360.2	1,286.5	1,286.5	1,288.3	171.8	1,241.3	(5,274.4)	1,360.2
Noncontrolling interest	—	—	—	—	—	298.2	—	298.2
Total equity	1,360.2	1,286.5	1,286.5	1,288.3	171.8	1,539.5	(5,274.4)	1,658.4
Total liabilities and equity	$1,374.2	$1,286.5	$1,288.3	$2,710.3	$1,366.1	$4,154.8	$(7,592.6)	$4,587.6

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2012

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$300.7	$300.7	$300.7	$300.7	$56.3	$155.8	$(1,091.5)	$323.4
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in undistributed earnings of subsidiaries	(300.7)	(300.7)	(300.7)	(160.9)	(28.5)	—	1,091.5	—
Depreciation and amortization	—	—	—	—	25.8	105.1	—	130.9
Deferred financing costs amortization	—	—	—	0.1	0.5	2.3	—	2.9
Loss on early extinguishment/modification of debt	—	—	—	0.3	3.4	8.7	—	12.4
Foreign exchange loss on financing activities, net	—	—	—	4.4	0.4	2.9	—	7.7
Fair value adjustment of derivatives	—	—	—	—	—	0.2	—	0.2
Bad debt provision	—	—	—	—	0.2	(0.1)	—	0.1
Stock-based compensation	—	—	—	—	3.1	2.7	—	5.8
Deferred income taxes	—	—	—	(138.4)	—	7.2	—	(131.2)
Asset write-downs and other	—	—	—	—	1.1	10.6	—	11.7
Excess tax benefits from stock-based payment arrangements	—	—	—	—	—	(1.4)	—	(1.4)
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions:
Accounts receivable	—	—	—	—	(12.9)	(72.9)	—	(85.8)
Inventories	—	—	—	—	(11.3)	(89.1)	—	(100.4)
Prepaid expenses and other assets	—	—	—	(0.1)	(4.4)	3.8	—	(0.7)
Accounts payable	—	—	—	—	(15.0)	2.9	—	(12.1)
Income taxes payable	—	—	—	(0.2)	1.1	23.1	—	24.0
Accrued expenses and other liabilities	(0.1)	—	—	(5.8)	(17.1)	(16.0)	—	(39.0)
Intercompany operating activities, net	—	—	—	(2.0)	73.1	20.9	(92.0)	—
Net cash (used in) provided by operating activities of continuing operations	(0.1)	—	—	(1.9)	75.8	166.7	(92.0)	148.5
Net cash used in operating activities of discontinued operations	—	—	—	—	(1.9)	—	—	(1.9)
Net cash (used in) provided by operating activities	(0.1)	—	—	(1.9)	73.9	166.7	(92.0)	146.6
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures (a)	—	—	—	—	(47.2)	(96.8)	—	(144.0)
Acquisitions	—	—	—	—	—	(0.8)	—	(0.8)
Proceeds on sale of assets	—	—	—	—	0.1	1.6	—	1.7
Net cash used in investing activities	—	—	—	—	(47.1)	(96.0)	—	(143.1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock, net of fees	6.0	—	—	—	—	—	—	6.0
Excess tax benefits from stock-based payment arrangements	—	—	—	—	—	1.4	—	1.4
Payments of long-term debt	—	—	—	(538.4)	—	(126.3)	—	(664.7)
Proceeds from long-term debt	—	—	—	350.0	—	387.4	—	737.4
Deferred financing costs	—	—	—	(8.0)	—	(19.6)	—	(27.6)
Fees related to early extinguishment/modification of debt	—	—	—	(6.7)	—	(2.1)	—	(8.8)
Dividend distributions to noncontrolling shareholder	—	—	—	—	—	(41.3)	—	(41.3)
Intercompany financing related activity	—	—	—	202.1	61.5	(263.6)	—	—
Net cash provided by (used in) financing activities	6.0	—	—	(1.0)	61.5	(64.1)	—	2.4
Effect of exchange rate changes on cash and cash equivalents	—	—	—	2.9	(0.3)	13.4	—	16.0
Increase in cash and cash equivalents from continuing operations	5.9	—	—	—	88.0	20.0	(92.0)	21.9
Cash and cash equivalents of continuing operations, beginning of period	42.7	—	—	—	234.5	298.1	(253.8)	321.5
Cash and cash equivalents of continuing operations, end of period	$48.6	$—	$—	$—	$322.5	$318.1	$(345.8)	$343.4

(a) Net of governments grants of $7.6 million.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2011

(Dollars in millions)

(Unaudited)

	Parent
	Company	Non-Guarantor	Non-Guarantor		Guarantor	Non-Guarantor
	Guarantor	RSCI	RSII	Issuer	Subsidiaries	Subsidiaries	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$272.5	$272.5	$272.5	$272.5	$53.6	$99.2	$(949.6)	$293.2
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in undistributed earnings of subsidiaries	(272.5)	(272.5)	(272.5)	(104.8)	(27.3)	—	949.6	—
Income from discontinued operations, net of tax	—	—	—	(46.5)	(129.2)	55.4	—	(120.3)
Depreciation and amortization	—	—	—	—	23.3	109.9	—	133.2
Deferred financing costs amortization	—	—	—	—	0.4	2.1	—	2.5
Loss on early extinguishment/modification of debt	—	—	—	1.3	4.9	10.3	—	16.5
Foreign exchange (gain) loss on financing activities, net	—	—	—	(4.6)	—	0.4	—	(4.2)
Fair value adjustment of derivatives	—	—	—	(2.1)	—	(2.8)	—	(4.9)
Bad debt provision	—	—	—	—	—	0.5	—	0.5
Stock-based compensation	—	—	—	—	4.6	1.8	—	6.4
Deferred income taxes	—	—	—	—	1.3	13.5	—	14.8
Asset write-downs and other	—	—	—	—	—	0.3	—	0.3
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions:
Accounts receivable	—	—	—	—	(16.1)	(90.0)	—	(106.1)
Inventories	—	—	—	—	(13.1)	(25.3)	—	(38.4)
Prepaid expenses and other assets	—	—	—	(0.4)	6.0	(6.4)	—	(0.8)
Accounts payable	—	—	—	—	6.6	(11.8)	—	(5.2)
Income taxes payable	—	—	—	3.6	0.6	20.5	—	24.7
Accrued expenses and other liabilities	—	—	—	(20.1)	(22.3)	(5.0)	—	(47.4)
Intercompany operating activities, net	—	—	—	(5.7)	47.6	54.2	(96.1)	—
Net cash provided by (used in) operating activities of continuing operations	—	—	—	93.2	(59.1)	226.8	(96.1)	164.8
Net cash (used in) provided by operating activities of discontinued operations	—	—	—	—	—	(1.8)	—	(1.8)
Net cash provided by (used in) operating activities	—	—	—	93.2	(59.1)	225.0	(96.1)	163.0
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures (a)	—	—	—	—	(18.3)	(92.3)	—	(110.6)
Acquisitions	—	—	—	—	—	(0.8)	—	(0.8)
Proceeds on sale of assets	—	—	—	—	—	0.3	—	0.3
Net cash used in investing activities of continuing operations	—	—	—	—	(18.3)	(92.8)	—	(111.1)
Net cash provided by investing activities of discontinued operations, representing net sale proceeds	—	—	—	65.1	220.6	15.1	—	300.8
Net cash provided by (used in) investing activities	—	—	—	65.1	202.3	(77.7)	—	189.7
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock, net of fees	9.2	—	—	—	—	—	—	9.2
Payments of long-term debt	—	—	—	(376.1)	—	(56.0)	—	(432.1)
Loan repayments to noncontrolling shareholders	—	—	—	—	—	(5.0)	—	(5.0)
Deferred financing costs	—	—	—	(5.3)	—	—	—	(5.3)
Fees related to early extinguishment/modification of debt	—	—	—	(12.9)	—	—	—	(12.9)
Distribution to noncontrolling shareholder	—	—	—	—	—	(0.5)	—	(0.5)
Intercompany financing related activity	—	—	—	236.6	(60.1)	(176.5)	—	—
Net cash provided by (used in) financing activities	9.2	—	—	(157.7)	(60.1)	(238.0)	—	(446.6)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(2.1)	—	(9.5)	—	(11.6)
Net increase (decrease) in cash and cash equivalents	9.2	—	—	(1.5)	83.1	(100.2)	(96.1)	(105.5)
Less net decrease in cash and cash equivalents from discontinued operations	—	—	—	—	—	(16.6)	—	(16.6)
Increase (decrease) in cash and cash equivalents from continuing operations	9.2	—	—	(1.5)	83.1	(83.6)	(96.1)	(88.9)
Cash and cash equivalents of continuing operations, beginning of period	32.6	—	—	1.5	239.4	267.9	(217.3)	324.1
Cash and cash equivalents of continuing operations, end of period	$41.8	$—	$—	$—	$322.5	$184.3	$(313.4)	$235.2

(a) Net of governments grants of $6.3 million.